UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2009 (November 8, 2009)

TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

600 17th Street, Suite 1600 North Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 565-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Teton Energy Corporation (“Teton,” the “Company,” “we,” “us” or “our”), and the documents incorporated by reference, contain both historical and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements:

•	our inability to continue business operations during the Chapter 11 proceeding;

•	our ability to obtain court approval of our plan of reorganization and various other motions we expect to file as part of the Chapter 11 proceeding;

•	our ability to consummate our plan of reorganization as currently planned;

•	risks associated with third party motions in the Chapter 11 proceeding, which may interfere with our reorganization as currently planned;

•	our ability to seek, obtain and approve a higher or better offer as the winning bid in the bankruptcy court auction process;

•	our ability to close the Plan Sponsorship Agreement, whether with the Proposed Purchaser or an offer from a higher and better bid.

•	the potential adverse effects of the Chapter 11 proceeding on our liquidity and results of operations;

•	our ability to retain and motivate key executives and other necessary personnel while seeking to implement our plan of reorganization;

•	General economic and political conditions, including governmental energy policies, tax rates or policies, inflation rates and constrained credit markets;

•	The market price of, and supply/demand balance for, oil and natural gas;

•	Our success in completing development and exploration activities, when and if we are able to resume those activities;

•	Expansion and other development trends of the oil and gas industry;

•	Acquisitions and other business opportunities that may be presented to and pursued by us;

•	Our ability to integrate our acquisitions into our company structure; and

•	Changes in laws and regulations.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones could also have material adverse effects on our future results.

The forward-looking statements included in this Current Report are made only as of the date set forth on the front of the document. We expressly disclaim any intent or obligation to update any forward-looking statements to reflect new information, subsequent events, changed circumstances, or otherwise.

Item 1.01. Entry into a Material Definitive Agreement

Plan Sponsorship Agreement

On November 8, 2009, Teton Energy Corporation, a Delaware corporation (“TEC”) and affiliated entities, Teton North America LLC, a Colorado limited liability company (“TNA”), Teton Piceance LLC, a Colorado limited liability company (“TP”), Teton DJ LLC, a Colorado limited liability company (“TDJ”), Teton Williston LLC, a Colorado limited liability company (“TW”), Teton Big Horn LLC, a Colorado limited liability company (“TBH”), Teton ORRI, LLC, a Colorado limited liability company (“TORRI”), and Teton DJCO LLC, a Colorado limited liability company (“Teton DJ” and collectively with TEC, TNA, TP, TDJ, TW, and TORRI, the “Teton Entities” or “Teton” ), entered into a Plan Sponsorship Agreement (the “Sponsorship Agreement”) with Rise Energy Partners II, LLC, a Delaware limited liability company (“Rise” or the “Proposed Purchaser”), whereby Rise has agreed to fund the Teton Entities’ emergence from reorganization proceedings under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et. seq., as amended (the “Bankruptcy Code”).

The Sponsorship Agreement contains certain covenants by the Teton Entities, including, among other things, the agreement by each of the Teton Entities to commence its bankruptcy case by filing a voluntary Chapter 11 petition and the proposed plan of reorganization (the “Plan”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on or before November 9, 2009 (the “Chapter 11 Cases”).

Pursuant to the Sponsorship Agreement, on or before December 31, 2009 (the “Effective Date”), or alternatively should circumstances beyond the control of the Teton Entities make it impractical or impossible to consummate the Plan on or before the Effective Date, before January 31, 2010 (the “Alternative Effective Date”), all existing equity interests in TEC shall be cancelled, and TEC will convert its organizational form from a Delaware corporation to a Delaware limited liability company.   Under the Sponsorship Agreement, Rise will acquire one hundred percent (100%) of the membership interests of the reorganized TEC (the “Membership Interests”) and will be its sole managing member. TEC, as reorganized, will own 100% of the equity securities of TNA, TP, TDJ, TW, TBH, TORRI, and Teton DJ.

In exchange for Rise acquiring all of the Membership Interests and acting as the sole managing member of the reorganized TEC, Rise, on the Effective Date or the Alternative Effective Date, will contribute to TEC the sum of $11,700,000 in cash and will lend to or cause to be loaned to TEC the additional sum of $7,000,000 (the “Rise Offer”).  The proceeds from the Rise Offer will be used to fund the Plan, which will eliminate Teton’s indebtedness under Teton’s Third Amendment to the Second Amended and Restated Credit Agreement and Forbearance Agreement (as amended, the “Credit Agreement”) among Teton, the financial institutions party thereto as lenders (“Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and provide a distribution to the holders of Teton’s 10.75% Secured Convertible Debentures (the “Debentures”) and certain unsecured creditors.  The Lenders will then release their liens and claims against the Teton Entities, the Teton Entities as reorganized, and their respective property.

The Sponsorship Agreement also provides (i) for a break-up fee (the “Break-Up Fee”) in an amount not to exceed $750,000 to Rise and the reimbursement of Rise’s actual out-of pocket and reasonable third party expenses in an amount not to exceed $200,000 if the transaction is not ultimately consummated with the Proposed Purchaser (“Expense Reimbursement Fee”); (ii) that the Rise Offer to sponsor the Teton Entities from reorganization proceedings shall be subject to higher and better offers, which shall be submitted no later than December 14, 2009, and subject to an auction on December 15, 2009 if one or more Qualified Bids (as defined in the Sponsorship Agreement ) are received.

Plan Support Agreements

The Teton Entities entered into two Plan Support Agreements, one of which is with the Administrative Agent and the Lenders dated November 8, 2009 (the “Lender Support Agreement”), and one of which is with the holders of more than 50% in number and more than 2/3 in amount of the Debentures (the “Holders”) dated November 5, 2009 (the “Holder Support Agreement,” and collectively with the Lender Support Agreement, the “Support Agreements”). Pursuant to the Support Agreements, the Administrative Agent, Lenders and Holders respectively agreed, so long as no Termination Event (as defined in the respective Support Agreements) has occurred, to, among other things, (i) vote their claims in the Chapter 11 Cases to accept the Plan upon the Bankruptcy Court’s approval, (ii) not to object or otherwise commence any proceeding to oppose confirmation of the Plan; (iii) not to support or vote to accept any other plan, (iv) to cooperate with the Teton Entities in connection with the Plan, (v) not to seek any modification or termination of the automatic stay, and (vi) to terminate all liens, security interest and deeds of trust in their favor relating to the collateral upon transfer of the assets and receipt of the distributions contemplated under the Plan.

In addition, the Lender Support Agreement provides that immediately prior to the filing of the Chapter 11 Cases, the Teton Entities and the Lenders and Administrative Agent will agree upon terms of a debtor-in-possession working capital line of credit in the sum of $750,000 (the “DIP Loan”), which line of credit will mature and become due and payable no later than January 31, 2010 (the “Termination Date”).  The DIP Loan shall have usual and customary terms, conditions, defaults, and remedies, and repayment of the DIP Loan shall be secured by a first lien on the Teton Entities’ assets.  The Teton Entities have agreed to seek expeditious approval of the DIP Loan by the Bankruptcy Court.

The foregoing description of the Sponsorship Agreement and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the Sponsorship Agreement and Support Agreements, copies of which are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively, and are herein incorporated by reference.  The Sponsorship Agreement and Support Agreements have been included to provide information regarding their terms.  They are not intended to provide any other factual information about Teton.  The representations, warranties and covenants contained in the Sponsorship Agreement and Support Agreements were made only for purposes of such agreement and as of specified dates set forth therein, were solely for the benefit of the parties to the Sponsorship Agreement and Support Agreements, respectively, and may be subject to limitations agreed upon by the contracting parties.  The representations and warranties have been made for the purposes of allocating contractual risk between the parties to the Sponsorship Agreement and Support Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to Teton’s investors and security holders.

Item 1.03 Bankruptcy or Receivership

On November 8, 2009 (the “Petition Date”), the Teton Entities filed the Chapter 11 Cases in the Bankruptcy Court.  Teton will seek to have the Chapter 11 Cases jointly administered under the caption Teton Energy Corporation, Case No. 09-13946.

The Teton Entities remain in possession of their assets, and will continue to manage and operate their businesses and properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with Bankruptcy Code sections 1107 and 1108 and other applicable provisions of the Bankruptcy Code, which require, among other things, Bankruptcy Court approval of certain matters outside the ordinary course of business.  During the bankruptcy process, Teton intends to use cash flow from operations and the DIP Loan to allow business operations to continue as normal.

On the Petition Date, Teton filed the Plan.  The Plan provides for (i) the emergence of Teton from bankruptcy as the reorganized Teton and the re-vesting of Teton’s assets in the reorganized Teton free and clear of any liens, encumbrances or other interests; (ii) the funding of Teton’s obligations under the Plan through a transfer of its assets pursuant to a Court approved auction process; and (iii) the resolution of all outstanding Claims against and Interests in Teton.

Teton would like to inform investors that it believes it is likely that there will be no value for its common stockholders in the bankruptcy process. Teton does not contemplate its stockholders receiving any recovery absent it receiving a substantially higher and better offer for the membership interests in the reorganized company. Stockholders of a company in chapter 11 generally receive value only if all claims of the company’s secured and unsecured creditors are fully satisfied. In this case, the expected proceeds from the sale are substantially less than the amount Teton’s secured and unsecured creditors are owed.  Therefore, Teton’s management strongly believes all such claims will not be fully satisfied, leading to its belief that its common stock will have no value.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases described in Item 1.03 above constitutes an event of default under the Credit Agreement and the Debentures.  The aggregate amount of principal, fees and interest outstanding under the Credit Agreement and Debentures was approximately $43 million as of the Petition Date. On the Petition Date, all obligations under the Credit Agreement and Debentures became automatically and immediately due and payable.  However, the ability of the secured creditors to seek remedies to enforce their rights under the Credit Agreement and Debentures is automatically stayed as a result of the filing of the Chapter 11 Cases.  The automatic stay invoked by the filing of the Chapter 11 Cases effectively precludes any actions by Teton’s secured creditors to collect, assert, or recover a claim against Teton, subject to the applicable provisions of the Bankruptcy Code and orders granted by the Bankruptcy Court.

Item 7.01 Regulation FD Disclosure.

Additional information regarding the Chapter 11 Cases will be available on the internet at www.teton-energy.com.
                                         .
Item 8.01 Other Events.

On November 9, 2009, Teton issued a press release relating to the filing of the Chapter 11 Cases, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
2.1	Plan Sponsorship Agreement, dated November 8, 2009 between the Teton Entities and Rise Energy Partners II, LLC (without exhibits).

10.1	Plan Support Agreement dated November 8, 2009 among the Teton Entities, JPMorgan Chase Bank, N.A., as Administrative Agent and the Lenders under the Credit Agreement (without exhibits).

10.2	Plan Support Agreement dated November 5, 2009 among the Teton Entities and the Holders of the Debentures (without exhibits).

99.1	Press release dated November 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETON ENERGY CORPORATION

Date: November 9, 2009	By:	/s/ Jonathan Bloomfield
Jonathan Bloomfield
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Plan Sponsorship Agreement, dated November 8, 2009 between the Teton Entities and Rise Energy Partners II, LLC (without exhibits).

10.1	Plan Support Agreement dated November 8, 2009 among the Teton Entities, JPMorgan Chase Bank, N.A., as Administrative Agent and the Lenders under the Credit Agreement (without exhibits).

10.2	Plan Support Agreement dated November 5, 2009 among the Teton Entities and the Holders of the Debentures (without exhibits).

99.1	Press release dated November 9, 2009.